UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lee Road, Suite 103

Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484) 324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.00001 par value	ACRS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2025, the stockholders of Aclaris Therapeutics, Inc. (the “Company”) approved the Aclaris Therapeutics, Inc. 2025 Equity Incentive Plan (the “2025 Plan”) at the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”). The Company’s Board of Directors (the “Board”) had previously approved the 2025 Plan, subject to stockholder approval. The 2025 Plan is the successor to the Company’s 2015 Equity Incentive Plan. On May 13, 2025, the Board also adopted forms of stock option grant notice and agreement and restricted stock unit grant notice and agreement for use with the 2025 Plan, effective upon stockholder approval of the 2025 Plan.

A description of the material terms and conditions of the 2025 Plan are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2025 (the “Proxy Statement”), under the heading “Proposal No. 4 – Approval of the Aclaris Therapeutics, Inc. 2025 Equity Incentive Plan” and is incorporated herein by reference. This description is not complete and is qualified in its entirety by reference to the full text of the 2025 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The forms of award notices and agreements for use with the 2025 Plan are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 200,000,000 shares to 400,000,000 shares. The increase in the authorized number of shares of the Company’s common stock was effected pursuant to a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 5, 2025 and was effective as of such date. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2025, the Company held the Annual Meeting. The stockholders considered five proposals, each of which is described in more detail in the Proxy Statement.  Of the 108,281,239 shares outstanding as of the record date, 82,861,511 shares, or approximately 76.5%, were present or represented by proxy at the Annual Meeting.  Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1:  The stockholders elected three nominees to serve as directors on the Board until the 2028 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Neal Walker	71,892,109	796,191	10,173,211
Andrew Schiff, M.D.	71,700,813	987,487	10,173,211
William Humphries	56,697,844	15,990,456	10,173,211

Proposal No. 2:  The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were cast as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
55,498,271	16,981,505	208,524	10,173,211

Proposal No. 3:  The stockholders approved the Certificate of Amendment. The votes were cast as follows:

Votes For	Votes Against	Abstained
79,590,285	3,035,422	235,804

Proposal No. 4:  The stockholders approved the 2025 Plan. The votes were cast as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
56,963,260	15,536,097	188,943	10,173,211

Proposal No. 5: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were cast as follows:

Votes For	Votes Against	Abstained
82,516,266	328,439	16,806

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant.
10.1	Aclaris Therapeutics, Inc. 2025 Equity Incentive Plan.
10.2	Form of Stock Option Grant Notice and Option Agreement used in connection with the Aclaris Therapeutics, Inc. 2025 Equity Incentive Plan.
10.3	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement used in connection with the Aclaris Therapeutics, Inc. 2025 Equity Incentive Plan.
104	The cover page from Aclaris Therapeutics, Inc.’s Form 8-K filed on June 5, 2025, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Kevin Balthaser
Date: June 5, 2025		Kevin Balthaser
Chief Financial Officer

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